GE INSTITUTIONAL FUNDS

U.S. Equity Fund

International Equity Fund

Supplement dated May 29, 2012

To the Statutory Prospectus dated January 28, 2012, as supplemented on

March 12, 2012 and March 28, 2012

Effective May 29, 2012, the GE Institutional Funds Prospectus dated January 28, 2012, and supplemented on March 12, 2012 and March 28, 2012 (the “Prospectus”) is revised as follows:

U.S. Equity Fund

On page 4 of the Prospectus, the sub-section entitled “Portfolio Managers” under the section entitled “Portfolio Management” is deleted in its entirety and replaced with the following:

The primary individual portfolio managers of the Fund are:

Portfolio Manager	Portfolio manager experience in this Fund	Primary title with Investment Adviser

David B. Carlson	1 year	Chief Investment Officer - U.S. Equities

Stephen V. Gelhaus	10 years	Senior Vice President

Paul C. Reinhardt	11 years	Senior Vice President

On page 56 of the Prospectus, under the sub-section entitled “Portfolio Management Teams” within the section entitled “About the Funds’ Portfolio Managers,” the paragraph entitled “U.S. Equity Fund” is deleted in its entirety and replaced with the following:

The U.S. Equity Fund is managed by a team of portfolio managers that includes David B. Carlson, Stephen V. Gelhaus and Paul C. Reinhardt. Each of the foregoing portfolio managers manages one of three sub-portfolios, which comprise the Fund. A sub-portfolio refers to the portion of the Fund’s assets that are allocated to, and managed by, a particular portfolio manager on the Fund’s portfolio management team. The three sub-portfolios are managed independently of each other and the portfolio managers have full discretion over their sub-portfolio. However, as lead portfolio manager for the Fund, Mr. Carlson is vested with the authority to adjust the allocation of assets to each sub-portfolio.

On page 57 of the Prospectus, under the sub-section entitled “Portfolio Manager Biographies” within the section entitled “About the Funds’ Portfolio Managers,” the biography of Thomas R. Lincoln is deleted in its entirety.

International Equity Fund

On page 24 of the Prospectus, the sub-section entitled “Portfolio Managers” under the section entitled “Portfolio Management” is deleted in its entirety and replaced with the following:

The primary individual portfolio managers of the Fund are:

Portfolio Manager	Portfolio manager experience in this Fund	Primary title with Investment Adviser

Ralph R. Layman	14 years	Executive Vice President and Chief Investment Officer Emeritus

Jonathan L. Passmore	10 years	Senior Vice President

Michael J. Solecki	14 years	Senior Vice President and Chief Investment Officer – International Equities

On page 56 of the Prospectus, under the sub-section entitled “Portfolio Management Teams” within the section entitled “About the Funds’ Portfolio Managers,” the paragraph entitled “International Equity Fund” is deleted in its entirety and replaced with the following:

The International Equity Fund is managed by a team of portfolio managers that includes Ralph R. Layman, Jonathan L. Passmore and Michael J. Solecki. As lead portfolio manager for the Fund, Mr. Layman oversees the entire team and assigns a portion of the Fund to each manager, including himself. Each portfolio manager is limited to the management of his or her portion of the Fund, the size of the portion which Mr. Layman determines on an annual basis. The portfolio managers do not operate independently of each other, rather, the team operates collaboratively, communicating purchases or sales of securities on behalf of the Fund.

On page 57 of the Prospectus, under the sub-section entitled “Portfolio Manager Biographies” within the section entitled “About the Funds’ Portfolio Managers,” the biographies of Brian Hopkinson and Paul Nestro are deleted in their entirety.

This Supplement should be retained with your Prospectus for future reference.